Pollard-Kelley Auditing Services, Inc.
Auditing Services               4500 Rockside Rd. #450, Independence, OH 44333
                                                                  330-836-2558







Safer Shot, Inc.
110 East 59th Street 25th Floor
New York, NY 10022

Dears Sirs:

Effective December 31, 2009 Pollard-Kelley Auditing Services, Inc. resigns as auditor of record for Safer Shot, Inc. There were no disputes over accounting principles or auditing procedures with the company.

Pollard-Kelley Auditing Services, Inc.

/S/ Pollard Kelley Auditing Services, Inc.

December 31, 2009